J.P. MORGAN INTERNATIONAL FUNDS

JPMorgan International Markets Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 19, 2009
to the Prospectuses dated February 28, 2009, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN INTERNATIONAL MARKETS FUND. On November 18, 2009, the Board of Trustees of the JPMorgan International Markets Fund (the “Fund”) approved the liquidation and dissolution of the Fund on or about November 24, 2009 (the “Liquidation Date”). On the Liquidation Date, the Fund shall distribute pro rata to its shareholder of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INTLM-1109

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Strategic Small Cap Value Fund
 (All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated November 19, 2009
to the Prospectuses dated November 1, 2009

NOTICE OF LIQUIDATION OF THE JPMORGAN STRATEGIC SMALL CAP VALUE FUND. On November 18, 2009, the Board of Trustees of JPMorgan Trust I approved the liquidation and dissolution of the JPMorgan Strategic Small Cap Value Fund (the “Fund”) on or about November 30, 2009 (the “Liquidation Date”). Unless you have an individual retirement account where State Street Bank & Trust Company serves as custodian (IRA), on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. As of the Liquidation Date, all referenced to the Fund in the Prospectuses are hereby deleted. Please note that you may use your share proceeds to purchase Class A shares of another J.P. Morgan Fund at net asset value (NAV) within 90 days of the liquidating distribution. If you have an IRA, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below if you do not provide alternative direction prior to the Liquidation Date:

Share Class of JPMorgan Strategic Small Cap Value Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Select Class Shares	Premier Shares
Class A Shares	Morgan Class Shares
Class C Shares	Class C Shares

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SSCV-LIQ-1109